                                                                  EXHIBIT 10.13


                                 AMENDMENT NO. 2
                                       TO
                       TELEDYNE TECHNOLOGIES INCORPORATED
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                        Effective as of February 20, 2001


        The Teledyne Technologies Incorporated Executive Deferred Compensation Plan, as amended (the "Plan"), is hereby amended effective as of February 20, 2001:

        1. By deleting Section 2.3 of the Plan in its entirety and substituting therefore the following definition:

                "2.3 "Bonus" shall mean (i) the award or awards payable under the Teledyne Technologies Incorporated management bonus plan (or the comparable annual incentive plan of a subsidiary, if applicable) and any predecessor or successor annual program to the management bonus plan or
        (ii) an amount paid in cash at commencement of employment in a form other than base salary or (iii) an amount paid in cash as a spot, special or unusual bonus."

        2. By adding to Section 4.1 of the Plan the following sentence:

        "Notwithstanding the foregoing, an Eligible Employee may elect to defer a Bonus defined in subsection 2.3(ii) or (iii) by written election delivered to the Director of Human Resources or his or her designee no later than, for a Bonus defined in subsection 2.3(ii), the thirtieth day after he or she becomes an Eligible Employee or, for a Bonus defined in subsection 2.3(iii) the first day on which he or she is considered eligible for such Bonus."

        To record the due adoption of the foregoing amendment, Teledyne Technologies Incorporated has caused the execution hereof by its duly authorized officer.


                                    Teledyne Technologies Incorporated


                                    By: /s/ ROBYN E. CHOI
                                       ----------------------------------------
                                    Title: Vice President of Administration
                                          -------------------------------------
                                    Date: As of February 20, 2001
                                         --------------------------------------